Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Kobi Alexander, Chairman of the Board of Directors and Chief Executive Officer of Comverse Technology, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Amendment No. 1 to Annual Report on Form 10-K of the Company for the period ending January 31, 2003 (the "Report") filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: May 30, 2003

                                 /s/ Kobi Alexander*
                                 ---------------------------------------------
                                 Name: Kobi Alexander
                                 Title: Chairman of the Board of Directors and
                                        Chief Executive Officer



*A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.